UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO.      )

Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☑	Soliciting Material Pursuant to Rule14a-12

LIONS GATE ENTERTAINMENT CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

The following is an employee communication issued by the Chief Executive Officer of Lions Gate Entertainment Corp. on July 12, 2023:

Dear Colleagues:

Earlier today we distributed a press release (enclosed below) and filed our Form 10 with the Securities and Exchange Commission as we continue the process of planning the separation of Lionsgate and Starz into independent standalone public companies. The Form 10 is a regulatory document that lays out the proposed structure of the two standalone companies along with financial information and other information that would normally be contained in our Annual Proxy to Shareholders.

The separation will allow Lionsgate and Starz to set their own financial and strategic priorities and gives investors the opportunity to own each company on a standalone “pure play” basis. As I’ve said before, we don’t expect the separation to have a significant impact on how most of you perform your daily jobs. As we continue the planning process, we’ll keep you updated on significant developments. In that regard, we’ve launched a new section of the Intranet devoted to the separation and answers to employees’ most frequently asked questions.

Please have a productive rest of the week.

Sincerely,

Jon

No Offer or Solicitation

This communication is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any offer, solicitation or sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made in the United States absent registration under the U.S. Securities Act of 1933, as amended (“Securities Act”), or pursuant to an exemption from, or in a transaction not subject to, such registration requirements.

Additional Information and Where To Find It

This communication is being made in respect of a proposed separation of the television and movie production business (the “Studio Business”) of Lions Gate Entertainment Corp., a British Columbia Corporation (“Lionsgate”) from its media networks business (the “Starz Business”) by way of a plan of arrangement involving LG Orion Holdings Inc., a British Columbia corporation and current wholly-owned subsidiary of Lionsgate (“New Lionsgate,” and such proposed separation, the “Separation”). In connection with the Separation, Lionsgate and New Lionsgate have and intend to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a registration statement on Form 10 that includes a preliminary information statement of New Lionsgate and preliminary proxy statement of Lionsgate (the “joint information/proxy statement”). The information in the joint information/proxy statement will not be complete and may be changed. Lionsgate will deliver the definitive proxy statement to its shareholders as required by applicable law. This communication is not a substitute for any proxy statement or any other document that may be filed with the SEC in connection with the Separation.

INVESTORS AND SECURITY HOLDERS OF LIONSGATE ARE URGED TO READ THE JOINT INFORMATION/PROXY STATEMENT AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED SEPARATION. Investors and security holders will be able to obtain these materials (when they are available) and other documents filed with the SEC free of charge at the SEC’s website, www.sec.gov. Copies of documents filed with the SEC by Lionsgate (when they become available) may be obtained free of charge on Lionsgate’s website at https://investors.lionsgate.com/.

Participants in the Solicitation

Lionsgate, New Lionsgate and Lionsgate’s directors, executive officers and certain other employees and other persons may be deemed to be participants in the solicitation of proxies from Lionsgate’s shareholders in favor of the proposed Separation under the rules of the SEC. Information about Lionsgate’s directors and executive officers is available in the joint information/proxy statement that forms a part of New Lionsgate’s Registration Statement on Form 10 (File No. 001-41743), which was filed with the SEC on July 12, 2023. Additional information regarding participants in the proxy solicitations and a description of their direct and indirect interests will be included in amendments to the joint information/proxy statement and the other relevant documents filed with the SEC when they become available.

Cautionary Note Regarding Forward-Looking Statements

This communication may contain “forward-looking statements” within the meaning of the Federal Private Securities Litigation Reform Act of 1995. Forward-looking statements include those containing such words as “anticipates,” “believes,” “could,” “estimates,” “expects,” “forecasts,” “goal,” “guidance,” “intends,” “may,” “outlook,” “plans,” “projects,” “seeks,” “sees,” “should,” “targets,” “will,” “would,” or other words of similar meaning. All statements that reflect Lionsgate’s expectations, assumptions or projections about the future, other than statements of historical fact, are forward-looking statements, including, without limitation, forecasts relating to discussions of future operations and financial performance (including volume growth, pricing, sales and earnings per share growth, and cash flows) and statements regarding Lionsgate’s or New Lionsgate’s strategy for growth, future product development, regulatory approvals, competitive position and expenditures. Forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties, and changes in circumstances that are difficult to predict. Although Lionsgate believes that the expectations reflected in any forward-looking statements it makes are based on reasonable assumptions, it can give no assurance that these expectations will be attained and it is possible that actual results may differ materially from those indicated by these forward-looking statements due to a variety of risks and uncertainties. Whether actual results will conform to expectations and predictions is subject to known and unknown risks and uncertainties, including: risks and uncertainties discussed in reports that Lionsgate or New Lionsgate has filed with the SEC; the risks inherent in separating the Studio Business from the Starz Business of Lionsgate, including uncertainties related to, among other things, the costs and expected benefits of the Separation, the expected timing of the Separation or whether it will be completed, whether the conditions to the Separation can be satisfied (including the receipt of the required approval from Lionsgate shareholders), any litigation arising out of or relating to the Separation, the expected tax treatment of the Separation, the impact of the Separation on the Studio Business and Starz Business, and other circumstances beyond Lionsgate’s control. You should not place undue reliance on these forward-looking statements. For more details on factors that could affect these expectations, please see Lionsgate’s and New Lionsgate’s filings with the SEC, including the joint information/proxy statement and any amendments thereto.